SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
January 15, 2008

Beijing Logistic, Inc.
(Exact Name of Company as Specified in its Charter)

Nevada	333-139564	20-5659065
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

No. A156, Xi Guo Yuan, Yong Shun Village
Tongzhou District
Beijing, P.R. China
Address of principal executive offices

Company’s telephone number: (0086)10-60538544

                    Best Care, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Effective January 15, 2008 Best Care, Inc. (the “Company”): (i) changed its name from Best Care, Inc. to Beijing Logistic, Inc. (the “Name Change”), (ii) changed its symbol on the OTC Bulletin Board to BJGL, and (iii) increased the number of authorized shares of common stock, par value $0.001 per share, from 100,000,000 to 500,000,000 (the “Share Increase”). The Company amended its Articles of Incorporation to reflect the Name Change and Share Increase.

Item 9.01  Financial Statements And Exhibits.

(d)	Exhibits.
3.1 Certificate of Amendment to Articles of Incorporation.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2008

Beijing Logistic, Inc.

By:	/s/ Yu Zhang
Name: Yu Zhang
Title: Chief Executive Officer